Vanguard® Total Corporate Bond ETF
Schedule of Investments (unaudited)
As of May 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (99.9%)
U.S. Bond Funds (99.9%)
Vanguard Short-Term Corporate Bond ETF	2,676,841	207,188
Vanguard Long-Term Corporate Bond ETF	2,414,344	206,064
Vanguard Intermediate-Term Corporate Bond ETF	1,968,191	162,277
Total Investment Companies (Cost $667,223)		575,529
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.854% (Cost $303)	3,034	303
Total Investments (100.0%) (Cost $667,526)		575,832
Other Assets and Liabilities—Net (0.0%)		2
Net Assets (100%)		575,834
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At May 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	May 31, 2022 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	197,418	30,881	38,704	(1,661)	(25,657)	3,241	1,252	162,277
Vanguard Long-Term Corporate Bond ETF	270,620	55,091	60,893	(3,711)	(55,043)	6,166	—	206,064
Vanguard Market Liquidity Fund	24	NA1	NA1	—	—	—	—	303
Vanguard Short-Term Corporate Bond ETF	226,998	43,882	48,954	(867)	(13,871)	2,561	520	207,188
Total	695,060	129,854	148,551	(6,239)	(94,571)	11,968	1,772	575,832
1	Not applicable—purchases and sales are for temporary cash investment purposes.